Accounts Payable - Officer	3 Months Ended
Sep. 30, 2021
Payables and Accruals [Abstract]
Accounts Payable - Officer

NOTE 4 – ACCOUNTS PAYABLE - OFFICER

The Company had a judgment filed against them on July 23, 2012 by George Sharp in the amount of $57,450. This complaint was filed in Superior Court of California, County of San Diego on December 22, 2015. The judgment amount added accrued interest of $28,049 on January 5, 2021 increasing the total liability to $85,499 and then the final judgement on June 9, 2021 was increased again by $3,631 to a final figure of $89,130. All other liabilities were canceled by the court.

The Company has incurred additional expenses in the three months ended September 30, 2021 that either have been paid by George Sharp or will be paid by George Sharp. Those advances are included in this account and are non-interest bearing.